Exhibit 10.g.2

ROCKWELL COLLINS, INC.
APPROVAL OF
AMENDMENT #1
to the
ROCKWELL COLLINS
NON-QUALIFIED SAVINGS PLAN
(as Amended and Restated effective January 1, 2005)
The undersigned, Laura A. Patterson, Vice President, Global Total Rewards & Labor Strategy, Rockwell Collins, Inc. (the “Company”), for and on behalf of the Company and pursuant to the authority provided to me by the Company’s Senior Vice President of Human Resources and the Company’s Compensation Committee hereby approves Amendment #1 to the Rockwell Collins Non-Qualified Savings Plan (as Amended and Restated effective January 1, 2005) in the form attached hereto.
Dated this 17th day of July, 2018.

/s/ Laura A. Patterson
Laura A. Patterson
Vice President
Global Total Rewards & Labor Strategy

AMENDMENT #1
to the
ROCKWELL COLLINS NON-QUALIFIED SAVINGS PLAN
(as Amended and Restated effective January 1, 2005)
The Rockwell Collins Non-Qualified Savings Plan, as amended and restated effective January 1, 2005 (the “Plan”), is hereby amended, effective July 17, 2018, in the following respects.

1.	Section 1.230 is hereby amended in its entirety to read as follows:

1.230    [Reserved]

2.	Section 4.020 is hereby amended in its entirety to read as follows:

4.020    This Plan shall be interpreted and administered by the Committee; provided that interpretations by the Plan Administrator of those provisions of the Qualified Savings Plan which are also applicable to this Plan shall be binding on the Committee.

3.	Section 5.010 is hereby amended in its entirety to read as follows:

5.010    Establishment of the Trust. The Company shall establish the Trust (which may be referred to herein as a “Rabbi Trust”). Upon the establishment of the Trust, the Company shall provide for the funding of the Trust in accordance with the terms of the Trust.

4.	Section 5.040 is hereby amended in its entirety to read as follows:

5.040    Rabbi Trust. The Rabbi Trust shall:

(a)	be a non-qualified grantor trust which satisfies in all material respects the requirement of Revenue Procedure 92-64, 1992-2 CB 122 (or any successor Revenue Procedure or other applicable authority);

(b)	be revocable; and

(c)	provide that any successor trustee shall be a bank trust department or other party that may be granted corporate trustee powers under state law.